Property and Equipment	12 Months Ended
Jan. 03, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment
Property and equipment consisted of the following:

	January 3, 2021	December 29, 2019
Land and land improvements	$1,264	$12,851
Owned buildings	—	8,385
Leasehold improvements (1)	128,918	123,172
Equipment	118,988	119,594
Assets subject to finance leases	1,159	1,172
	250,329	265,174
Less accumulated depreciation and amortization	(152,462)	(133,284)
	$97,867	$131,890
(1)    Leasehold improvements include the cost of new buildings constructed on leased land.
Assets subject to finance leases primarily pertain to buildings leased for certain restaurant locations and fleet vehicles, and had accumulated amortization at January 3, 2021, and December 29, 2019, of $0.5 million and $0.5 million, respectively.
During the year ended January 3, 2021, the Company sold eight properties, including five properties as a part of sale-leaseback transactions. The net proceeds of the sales were $18.5 million and resulted in a net gain of $(3.3) million, which is included within other expense (income), net on the consolidated statement of operations.
Depreciation and amortization expense for all property and equipment for the years ended January 3, 2021; December 29, 2019; and December 30, 2018, was $22.0 million, $22.2 million, and $22.5 million, respectively.